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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2002

                     Accredited Mortgage Loan Trust 2002-2.
            --------------------------------------------------------
                       (Issuer with respect to Securities)

                          Accredited Home Lenders, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           California                     333-100619                     33-0426859

---------------------------------                             -------------------------------

 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification
         Incorporation)                                                     No.)

      Attention: General Counsel
  15030 Avenue of Science, Suite 100                                        92128
             San Diego, CA
-------------------------------------                          -------------------------------
    (Address of principal executive
               offices)                                                   (Zip Code)

Registrant's Telephone Number,
including area code:                                           (858) 676-2100
--------------------------------------------------------------------------------

No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.         Other Events
                ------------

                In connection with the offering of the Accredited Mortgage Loan Trust 2002-2, Asset Backed Notes, Series 2002-2 described in a Prospectus Supplement related to the offered notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable.

          (c)  Exhibits

               Exhibit No.               Description
               -----------               -----------

                  99.2. Related Computational Materials (as defined in Item 5 above).







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACCREDITED MORTGAGE LOAN TRUST 2002-2

                                         By: Accredited Home Lenders, Inc.


                                         By:    /s/  James A. Konrath
                                                ---------------------
                                         Name:  James A. Konrath
                                         Title: Chief Executive Officer






Dated:  November 22, 2002









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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------
   99.2.          Related Computational Materials (as defined in Item 5 above).
























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